UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 1, 2013

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ZAYO GROUP, LLC
(Exact name of registrant as specified in its charter)
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Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1805 29th Street, Suite 2050, Boulder, CO 80301
(Address of Principal Executive Offices)
(303) 381-4683
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2013, Don Gips and Stephanie Comfort were elected to Zayo Group's Board of Directors. Zayo's ten person board now consists of Dan Caruso, Phil Canfield and Larry Fey of GCTR, Gillis Cashman of M/C Partners, Michael Choe of Charlesbank Capital Partners, Tony Downer of Oak Investment Group, John Siegel of Columbia Capital, Stephanie Comfort, Rick Connor, and Don Gips.

Zayo Group issued a press release announcing the election of Mr. Gips and Ms. Comfort to the Company's Board of Directors on July 15, 2013.

A copy of the press release is filed as Exhibit 99.1 to this filing on Form 8-K and is incorporated by reference in this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 15, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer
DATED: July 15, 2013